Exhibit 10.06(a)

                                 AMENDMENT NO. 1

                    AMENDED AND RESTATED CUSTOMER AGREEMENT

                  WHEREAS, MORGAN STANLEY CHARTER [      ] L.P., a Delaware
limited partnership (the "Customer"), and MORGAN STANLEY DW INC., a Delaware corporation ("Morgan Stanley DW"), have agreed to amend the Amended and Restated Customer Agreement, dated as of the 13th day of November 2000 (the "Customer Agreement"), by and between the Customer and Morgan Stanley DW, to reduce the monthly brokerage fee payable to Morgan Stanley DW.

                  WHEREAS, all provisions contained in the Customer Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendment set forth below.

                  NOW, THEREFORE, the parties hereto hereby amend the Customer Agreement as follows:

                  1. The monthly brokerage fee percentage referred to in the first paragraph of Section 5 of the Customer Agreement is hereby reduced to 1/12 of 6.25% (a 6.25% annual rate).

                  2. The foregoing change shall take effect as of the 1st day of August 2003.



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                  IN WITNESS WHEREOF, this Amendment to the Customer Agreement has been executed for and on behalf of the undersigned as of the 3lst day of July 2003.


                                        MORGAN STANLEY CHARTER [      ] L.P.

                                        By:     Demeter Management Corporation,
                                        General Partner


                                        By:
                                           -----------------------
                                        Name:   Jeffrey A. Rothman
                                        Title:  President



                                        MORGAN STANLEY DW INC.


                                        By:
                                           -----------------------
                                        Name:   Jeffrey A. Rothman
                                        Title:  Executive Director